UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-3458

WADDELL & REED ADVISORS FIXED INCOME FUNDS, INC.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code:		913-236-2000
Date of fiscal year end:	September 30, 2003
Date of reporting period:	September 30, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.

Waddell & Reed Advisors Funds

Government Securities Fund
Limited-Term Bond Fund

Annual Report
September 30, 2003

CONTENTS
3	Government Securities Fund
21	Limited-Term Bond Fund
40	Notes to Financial Statements
48	Independent Auditors' Report
49	Income Tax Information
50	Directors & Officers
57	Annual Privacy Notice
59	Householding Notice

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Fixed Income Funds, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by a current prospectus and current Fund performance information.

MANAGER'S DISCUSSION

September 30, 2003
An interview with James C. Cusser, CFA, portfolio manager of Waddell & Reed Advisors Government Securities Fund
This report relates to the operation of Waddell & Reed Advisors Government Securities Fund for the fiscal year ended September 30, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?

The Class A shares of the Fund decreased 1.96 percent for the fiscal year, including the impact of sales load and, without the sales load impact, increased 2.40 percent. This compares with the Citigroup Treasury/Government Sponsored/Mortgage Bond Index (reflecting the performance of securities that generally represent the U.S. government securities market, including mortgage-backed securities), which increased 3.56 percent for the year, and the Lipper General U.S. Government Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 2.27 percent for the year. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the fiscal year?

We believe the Fund's underperformance was due to its maintaining a slightly lower duration and much higher exposure to U.S. agency-backed mortgages than the index did. Please note that securities issued by U.S. Government-sponsored entities, including the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Banks ("FHLBs") are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Duration (a mathematical measure of a bond or portfolio's sensitivity to interest rate changes) is typically the most important factor in bond fund returns. This year was characterized by wild swings in interest rates: for the first eight months of the fiscal year, interest rates headed down in reaction to fears of deflation and a struggling economy. At one point, near the bottom of interest rates in the spring, the Federal Reserve Board hinted at unconventional tactics in its handling of interest rates. Generally the Federal Reserve only influences short-term rates through its purchase or sale of short-term funds in the banking system. However, the Federal Reserve stated that it might purchase longer-term government bonds as a way to reduce intermediate and longer-term interest rates. This brought governmental rates to historic lows.
This plunge in rates, though good for the price of Treasury securities, caused havoc in the mortgage-backed securities market. Mortgage rates plunged and precipitated a massive refinancing of home mortgages. In turn, any portfolio invested in mortgages saw its average life, and thereby interest rate sensitivity, fall greatly, right at the time it would have been advantageous to lengthen portfolio average life and increase the portfolio's interest rate sensitivity. Because of the Fund's overweight position in the mortgage-backed securities market, the Fund's performance was negatively impacted by these events.

What strategies and techniques did you employ that specifically affected the Fund's performance?

The combination of the potential for higher yields in the mortgage market and the very low yields in the Treasury market led us to tilt the portfolio in the direction of mortgage-backed securities. Despite what we expect to be a tumultuous period for mortgages, we believe that the yield on U.S. Treasury bonds and agency debentures is too low relative to the return in mortgages. Furthermore, approximately three-fifths of the portfolio's mortgage exposure is invested in collateralized mortgage obligations (CMOs). These are structured securities that can potentially help to provide more protection against mortgage prepayment volatility. Some yield is ceded to obtain these securities, but we feel the potential extra mortgage price protection is warranted under these market conditions.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

We believe that rates will climb over the next year. In our view, the Federal Reserve has been very accommodative; in fact, aggressively so. It has signaled that it intends to keep rates lower than would otherwise be expected in the foreseeable future. If inflation is merely a monetary phenomenon, then we believe that reflation is a strong possibility. The federal government also seems to be following an aggressive fiscal policy - lower taxes and more spending. We believe that this will likely mean higher deficits and more Treasury bonds. The economy seems to have bottomed, in our opinion, and this usually creates a greater demand for credit. And finally, the U.S. government seems bent on a lower dollar policy. This usually causes less foreign investment and a lower demand for U.S. debt obligations. All together, in our view the only chance for lower rates over the next year is that the economy does not improve despite all these coordinated policies. Therefore, we expect to keep the portfolio's sensitivity to interest rates below that of market indices, and we continue to expect an improvement of mortgage-backed securities against benchmark Treasuries.
Sincerely,
James C. Cusser, CFA

Manager
Waddell & Reed Advisors
Government Securities Fund

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on the market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

Waddell & Reed Advisors Government Securities Fund, Class A Shares(1)	$17,794
Citigroup Treasury/Government Sponsored/Mortgage Bond Index	$19,769
Lipper General U.S. Government Funds Universe Average	$17,986

	Waddell & Reed Advisors Government Securities Fund, Class A Shares	Citigroup Treasury/ Government Spon- sored/Mortgage Bond Index	Lipper General U.S. Govt. Funds Universe Average

03-31-94 Purchase	$ 9,575	$10,000	$10,000
03-31-95	10,005	10,493	10,335
03-31-96	11,055	11,599	11,322
03-31-97	11,469	12,167	11,710
03-31-98	12,828	13,594	13,088
03-31-99	13,525	14,487	13,795
03-31-00	13,771	14,823	13,913
09-30-00	14,318	15,557	14,495
09-30-01	16,133	17,549	16,233
09-30-02	17,378	19,090	17,586
09-30-03	17,794	19,769	17,986

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

	Class A	Class B	Class C	Class Y

1-year period ended 9-30-03	-1.96%	-2.42%	1.58%	2.72%
5-year period ended 9-30-03	4.62%	-	-	5.87%
10-year period ended 9-30-03	5.49%	-	-	-
Since inception of Class(3) through 9-30-03	-	5.70%	6.44%	6.80%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(3)10-4-99 for Class B shares, 10-8-99 for Class C shares and 9-27-95 for Class Y shares (the date on which shares were first acquired by shareholders).

 Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF GOVERNMENT SECURITIES FUND

GOAL

Government Securities Fund

To seek as high a current income as is consistent with safety of principal. (Fund shares are not guaranteed by the United States Government or any government agency.)

Strategy

Invests exclusively in debt securities issued or guaranteed by the United States Government or its agencies or instrumentalities. The Fund invests in a diversified portfolio of United States Government securities, including treasury issues and mortgage-backed securities. The Fund has no limitations on the range of maturities of the debt securities in which it may invest. Please note that securities issued by U.S. Government-sponsored entities, including the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Banks ("FHLBs") are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government.

Founded

1982

Scheduled Dividend Frequency

Declared daily, paid monthly

Performance Summary - Class A Shares

Per Share Data

For the Fiscal Year Ended September 30, 2003
Dividends paid	$ 0.22

Net asset value on
9-30-03	$ 5.72
9-30-02	5.80

Change per share	$(0.08)

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF GOVERNMENT SECURITIES FUND

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)

	Class A		Class B
Period	With Sales Load(B)	Without Sales Load(C)	With CDSC(D)	Without CDSC(E)

1-year period ended 9-30-03	-1.96%	2.40%	-2.42%	1.53%
5-year period ended 9-30-03	4.62%	5.53%	-	-
10-year period ended 9-30-03	5.49%	5.95%	-	-
Since inception of Class(F)	-	-	5.70%	6.34%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data is based on deduction of 4.25% sales load on the initial purchase in the periods.

(C)Performance data does not take into account the sales load deducted on an initial purchase.

(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.

(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.

(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return (A)

Period	Class C(B)	Class Y(C)

1-year period ended 9-30-03	1.58%	2.72%
5-year period ended 9-30-03	-	5.87%
10-year period ended 9-30-03	-	-
Since inception of Class(D)	6.44%	6.80%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.

(D)10-8-99 for Class C shares and 9-27-95 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF GOVERNMENT SECURITIES FUND

Portfolio Highlights

On September 30, 2003, Waddell & Reed Advisors Government Securities Fund had net assets totaling $348,243,623 invested in a diversified portfolio.

As a shareholder of Waddell & Reed Advisors Government Securities Fund, for every $100 you had invested on September 30, 2003, your Fund owned:
Mortgage-Backed Obligations	$70.91
Agency Obligations	$13.43
Treasury Obligations	$13.30
Cash and Cash Equivalents	$2.36

THE INVESTMENTS OF GOVERNMENT SECURITIES FUND

September 30, 2003
UNITED STATES GOVERNMENT SECURITIES	Principal Amount in Thousands	Value

Agency Obligations - 13.43%

Federal Home Loan Mortgage Corporation:
2.85%, 9-12-06	$6,000	$6,035,988
3.25%, 2-25-08	6,000	6,004,740
Federal National Mortgage Association:
5.5%, 2-15-06	8,000	8,673,136
6.25%, 7-19-11	4,500	4,652,141
Rowan Companies, Inc.,
2.8%, 10-20-13	3,000	2,913,060
Tennessee Valley Authority:
4.875%, 12-15-16	9,000	9,790,344
5.88%, 4-1-36	7,750	8,704,048

Total Agency Obligations

		46,773,457

Mortgage-Backed Obligations - 70.91%

Federal Agricultural Mortgage Corporation,
Guaranteed Agricultural Mortgage-Backed
Securities,
7.066%, 1-25-12	4,613	4,843,464
Federal Home Loan Mortgage Corporation,
Agency REMIC/CMO:
7.5%, 9-15-29	4,046	4,522,826
6.5%, 11-15-29	1,316	1,326,216
Federal Home Loan Mortgage Corporation, Fixed Rate
Participation Certificates:
7.5%, 9-1-07	17	17,642
5.5%, 9-1-08	2,024	2,081,623
8.0%, 2-1-23	246	267,692
6.5%, 11-1-24	381	399,105
7.0%, 12-1-25	950	1,006,331
6.0%, 11-1-28	5,091	5,273,172
7.0%, 5-1-31	172	181,368
6.5%, 11-1-31	3,434	3,585,845
6.0%, 2-1-32	1,565	1,617,170
6.5%, 6-1-32	1,384	1,445,576
5.5%, 3-1-33	12,813	13,075,536
Federal Home Loan Mortgage Corporation,
Non-Agency REMIC/CMO:
5.5%, 3-15-14	5,000	5,286,843
4.0%, 5-15-16	7,500	7,571,775
4.0%, 10-15-16	7,000	7,035,840
5.0%, 4-15-18	3,950	3,944,935
5.0%, 5-15-23	8,000	7,921,712
6.0%, 3-15-29	2,454	2,591,554
6.5%, 6-15-30	2,706	2,749,992
4.25%, 3-15-31	4,873	4,924,876
Federal National Mortgage Association,
Agency REMIC/CMO:
6.0%, 3-25-14	2,000	2,133,089
6.0%, 2-25-28	1,608	1,628,327
Federal National Mortgage Association, Fixed Rate
Participation Certificate,
5.5%, 3-1-18	7,436	7,698,513
Federal National Mortgage Association, Fixed Rate
Pass-Through Certificates:
7.135%, 6-1-07	5,325	5,988,105
7.15%, 6-1-07	2,160	2,430,703
6.09%, 4-1-09	3,798	4,200,460
6.147%, 4-1-09	2,895	3,209,236
5.5%, 1-1-17	2,572	2,662,591
6.0%, 1-1-17	1,867	1,949,043
5.5%, 7-1-17	1,956	2,025,355
5.5%, 12-1-17	4,188	4,335,964
5.0%, 3-1-18	12,904	13,216,250
5.5%, 9-1-23	3,500	3,602,799
7.0%, 12-1-23	1,155	1,227,651
7.42%, 10-1-25	5,742	6,469,030
Federal National Mortgage Association,
Non-Agency REMIC/CMO:
5.0%, 4-25-15	6,500	6,758,351
5.5%, 12-25-15	7,000	7,390,615
5.0%, 3-25-18	7,000	6,993,750
5.0%, 5-25-18	10,000	10,006,865
5.0%, 6-25-18	6,000	5,966,859
6.0%, 2-25-24	1,703	1,702,467
5.5%, 2-25-32	4,500	4,668,045
4.0%, 11-25-32	4,718	4,793,302
4.0%, 3-25-33	6,600	6,780,042
5.0%, 3-25-33	4,000	4,062,874
Government National Mortgage Association, Fixed Rate
Pass-Through Certificates:
7.0%, 7-15-23	620	663,978
7.0%, 8-20-27	151	160,833
6.5%, 7-15-28	1,567	1,648,624
9.75%, 11-15-28	2,829	3,128,335
6.5%, 5-15-29	1,241	1,304,853
7.75%, 10-15-31	1,904	2,080,579
Government National Mortgage Association,
Non-Agency REMIC/CMO,
5.0%, 1-20-32	5,000	5,085,753
Guaranteed Development Company Participation
Certificates, Series 1995-20 F, Guaranteed by the United States Small Business Administration (an Independent Agency of the United States),
6.8%, 6-1-15	2,237	2,456,235
United States Department of Veterans Affairs,
Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust:
2000-2 Class 1-D,
7.5%, 9-15-26	2,572	2,622,398
2001-1 Class 2-B,
7.0%, 12-15-22	161	160,698
2001-1 Class 2-E,
7.0%, 1-15-28	4,500	4,669,508
2001-3 Class G,
6.5%, 4-15-27	2,500	2,685,294
2002-1 Class 2G,
6.5%, 10-15-25	3,500	3,775,143
2002-3 Class G,
6.0%, 2-15-30	4,000	4,333,697
2003-1 Class D,
5.75%, 12-15-25	4,000	4,285,976
2003-1 Class E,
5.75%, 4-15-27	4,000	4,300,670

Total Mortgage-Backed Obligations

		246,933,953

Treasury Obligations - 13.30%

United States Treasury Bonds:
4.75%, 11-15-08	7,000	7,624,806
11.25%, 2-15-15	3,800	6,243,430
8.875%, 8-15-17	5,000	7,261,720
6.125%, 11-15-27	6,250	7,239,012
United States Treasury Notes:
7.0%, 7-15-06	3,500	3,987,267
6.5%, 10-15-06	7,000	7,928,592
5.0%, 2-15-11	5,500	6,031,091

Total Treasury Obligations

		46,315,918

TOTAL UNITED STATES GOVERNMENT SECURITIES - 97.64%

		$340,023,328

(Cost: $329,775,725)

SHORT-TERM SECURITIES - 2.23%

Repurchase Agreement

Merrill Lynch, 0.90% Repurchase
Agreement dated 9-30-03 to be repurchased at $7,766,194 on 10-1-03 (A)	7,766	$7,766,000

(Cost: $7,766,000)

TOTAL INVESTMENT SECURITIES - 99.87%

$347,789,328

(Cost: $337,541,725)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.13%

454,295

NET ASSETS - 100.00%

$348,243,623

Notes to Schedule of Investments

(A)Collateralized by $7,764,848 Government National Mortgage Association, 5.5% due 6-15-33; market value and accrued interest aggregate $8,094,369.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

GOVERNMENT SECURITIES FUND

September 30, 2003

(In Thousands, Except for Per Share Amounts)

ASSETS

Investment securities - at value (cost - $337,542) (Notes 1 and 3)	$347,789
Cash	52
Receivables:
Investment securities sold	7,285
Interest	2,606
Fund shares sold	498
Prepaid registration fees	48
Prepaid insurance premium	10
Other	5

Total assets	358,293

LIABILITIES

Payable for investment securities purchased	7,523
Payable to Fund shareholders	2,277
Accrued shareholder servicing (Note 2)	103
Dividends payable	68
Accrued service fee (Note 2)	58
Accrued accounting and administrative services fees (Note 2)	10
Accrued distribution fee (Note 2)	5
Accrued management fee (Note 2)	5

Total liabilities	10,049

Total net assets	$348,244

NET ASSETS

$0.01 par value capital stock:
Capital stock	$609
Additional paid-in capital	336,567
Accumulated undistributed income:
Accumulated undistributed net realized gain on investment transactions	820
Net unrealized appreciation in value of investments	10,248

Net assets applicable to outstanding units of capital	$348,244

Net asset value per share (net assets divided by shares outstanding):
Class A	$5.72
Class B	$5.72
Class C	$5.72
Class Y	$5.72
Capital shares outstanding:
Class A	51,896
Class B	4,920
Class C	3,380
Class Y	711
Capital shares authorized	1,500,000

STATEMENT OF OPERATIONS

GOVERNMENT SECURITIES FUND

For the Fiscal Year Ended September 30, 2003

(In Thousands)

INVESTMENT INCOME

Interest and amortization (Note 1B)	$19,601

Expenses (Note 2):
Investment management fee	2,034
Shareholder servicing:
Class A	823
Class B	113
Class C	69
Class Y	11
Service fee:
Class A	817
Class B	81
Class C	59
Distribution fee:
Class A	37
Class B	242
Class C	179
Accounting and administrative services fees	85
Custodian fees	29
Audit fees	12
Legal fees	11
Other	110

Total expenses	4,712

Net investment income	14,889

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)

Realized net gain on investments	2,865
Unrealized depreciation in value of investments during the period	(8,667)

Net loss on investments	(5,802)

Net increase in net assets resulting from operations	$9,087

STATEMENT OF CHANGES IN NET ASSETS

GOVERNMENT SECURITIES FUND

(In Thousands)

	For the fiscal year ended September 30,
	2003	2002

INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income	$14,889	$10,638
Realized net gain (loss) on investments	2,865	(59)
Unrealized appreciation (depreciation)	(8,667)	10,595

Net increase in net assets resulting from operations	9,087	21,174

Dividends to shareholders from net investment income (Note 1D):(1)
Class A	(12,955)	(9,174)
Class B	(940)	(550)
Class C	(706)	(516)
Class Y	(288)	(398)

	(14,889)	(10,638)

Capital share transactions (Note 5)	(5,155)	162,924

Total increase (decrease)	(10,957)	173,460
NET ASSETS

Beginning of period	359,201	185,741

End of period	$348,244	$359,201

Undistributed net investment income	$-	$-

(1)See "Financial Highlights" on pages 17 - 20.

FINANCIAL HIGHLIGHTS

GOVERNMENT SECURITIES FUND

Class A Shares

For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,			For the fiscal period ended

						For the fiscal year ended March 31,

	2003

		2002

			2001	9-30-00

						2000

							1999

Net asset value, beginning of period	$5.80	$5.63	$5.27	$5.22		$5.43	$5.46

Income (loss) from investment operations:
Net investment income	0.22	0.25	0.29	0.15		0.31	0.32
Net realized and unrealized gain (loss) on investments	(0.08)	0.17	0.36	0.05		(0.21)	(0.03)
Total from investment operations	0.14	0.42	0.65	0.20		0.10	0.29
Less dividends declared from net investment income	(0.22)	(0.25)	(0.29)	(0.15)		(0.31)	(0.32)

Net asset value, end of period	$5.72	$5.80	$5.63	$5.27		$5.22	$5.43

Total return(1)	2.40%	7.72%	12.68%	3.97%		1.82%	5.44%

Net assets, end of period (in millions)	$297	$303	$168	$114	$117		$134

Ratio of expenses to average net assets	1.05%	1.04%	1.11%	1.12	%(2)	1.12%	0.96%
Ratio of net investment income to average net assets	3.76%	4.40%	5.32%	5.85	%(2)	5.77%	5.82%
Portfolio turnover rate	93.43%	27.05%	31.72%	15.79%		26.78%	37.06%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase. (2)Annualized.

FINANCIAL HIGHLIGHTS

GOVERNMENT SECURITIES FUND

Class B Shares

For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,			For the fiscal period ended

					For the period from 10-4-99(1) through

	2003

		2002

			2001	9-30-00

					3-31-00

Net asset value, beginning of period	$5.80	$5.63	$5.27	$5.22		$5.25

Income (loss) from investment operations:
Net investment income	0.17	0.20	0.24	0.13		0.13
Net realized and unrealized gain (loss) on investments	(0.08)	0.17	0.36	0.05		(0.03)

Total from investment operations	0.09	0.37	0.60	0.18		0.10

Less dividends declared from net investment income	(0.17)	(0.20)	(0.24)	(0.13)		(0.13)

Net asset value, end of period	$5.72	$5.80	$5.63	$5.27		$5.22

Total return	1.53%	6.79%	11.70%	3.56%		1.88%
Net assets, end of period (in millions)	$28	$27	$9	$2		$1
Ratio of expenses to average net assets	1.90%	1.90%	1.98%	1.92	%(2)	1.85	%(2)
Ratio of net investment income to average net assets	2.91%	3.51%	4.33%	5.04	%(2)	5.19	%(2)
Portfolio turnover rate	93.43%	27.05%	31.72%	15.79%		26.78	%(2)

(1)Commencement of operations of the class. (2)Annualized.

FINANCIAL HIGHLIGHTS

GOVERNMENT SECURITIES FUND

Class C Shares

For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,			For the fiscal period ended	For the period from 10-8-99(1) through

	2003

		2002

			2001	9-30-00

					3-31-00

Net asset value, beginning of period	$5.80	$5.63	$5.27	$5.22		$5.23

Income (loss) from investment operations:
Net investment income	0.17	0.20	0.25	0.13		0.12
Net realized and unrealized gain (loss) on investments	(0.08)	0.17	0.36	0.05		(0.01)

Total from investment operations	0.09	0.37	0.61	0.18		0.11

Less dividends declared from net investment income	(0.17)	(0.20)	(0.25)	(0.13)		(0.12)

Net asset value, end of period	$5.72	$5.80	$5.63	$5.27		$5.22

Total return	1.58%	6.86%	11.79%	3.48%		2.08%
Net assets, end of period (000 omitted)	$19,328	$21,505	$6,273	$714		$269
Ratio of expenses to average net assets	1.85%	1.85%	1.85%	2.06	%(2)	2.07	%(2)
Ratio of net investment income to average net assets	2.96%	3.58%	4.47%	4.90	%(2)	4.98	%(2)
Portfolio turnover rate	93.43%	27.05%	31.72%	15.79%		26.78	%(2)

(1)Commencement of operations of the class. (2)Annualized.

FINANCIAL HIGHLIGHTS

GOVERNMENT SECURITIES FUND

Class Y Shares

For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,			For the fiscal period ended

						For the fiscal year ended March 31,

	2003

		2002

			2001	9-30-00

						2000

							1999

Net asset value, beginning of period	$5.80	$5.63	$5.27	$5.22		$5.43	$5.46

Income (loss) from investment operations:
Net investment income	0.23	0.26	0.31	0.16		0.33	0.33
Net realized and unrealized gain (loss) on investments	(0.08)	0.17	0.36	0.05		(0.21)	(0.03)

Total from investment operations	0.15	0.43	0.67	0.21		0.12	0.30

Less dividends declared from net investment income	(0.23)	(0.26)	(0.31)	(0.16)		(0.33)	(0.33)

Net asset value, end of period	$5.72	$5.80	$5.63	$5.27		$5.22	$5.43

Total return	2.72%	8.03%	13.04%	4.16%		2.20%	5.71%
Net assets, end of period (in millions)	$4	$8	$3	$3	$2		$2
Ratio of expenses to average net assets	0.73%	0.74%	0.79%	0.77	%(1)	0.75%	0.68%
Ratio of net investment income to average net assets	4.07%	4.69%	5.64%	6.20	%(1)	6.15%	6.10%
Portfolio turnover rate	93.43%	27.05%	31.72%	15.79%		26.78%	37.06%

(1)Annualized.

MANAGER'S DISCUSSION

September 30, 2003

An interview with W. Patrick Sterner, CFA, portfolio manager of Waddell & Reed Advisors Limited-Term Bond Fund

This report relates to the operation of Waddell & Reed Advisors Limited-Term Bond Fund for the fiscal year ended September 30, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?

While the Fund showed a positive return before the impact of sales load, it underperformed its benchmark for the fiscal year. Class A shares of the Fund declined 0.71 percent for the fiscal year, including the impact of sales load and, without the sales load impact, increased 3.70 percent for the fiscal year. This compares with the Citigroup 1-5 Years Treasury/Government Sponsored/Credit Index (reflecting the performance of securities that generally represent the short- and intermediate-term bond market), which increased 4.85 percent for the period, and the Lipper Short-Intermediate Investment Grade Debt Funds Universe Average (reflecting the performance of funds with similar investment objectives), which increased 4.45 percent for the period. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the fiscal year?

Returns were negatively impacted by the short duration of the Fund when interest rates fell sharply during the first part of the year. Exposure to mortgage-backed securities also hurt performance as higher volatility in the market caused mortgages to underperform. However, there were several factors that we believe contributed positively to the Fund's performance over the fiscal year. The most important was an overweighting in corporate bonds, the best performing sector of the fixed income market last year. Exposure to electric utilities, railroads and waste disposal companies within the corporate sector also contributed positively to the overall return.

What other market conditions or events influenced the Fund's return during the fiscal year?

Improved prospects for the defense industry due to the war in Iraq had a positive effect on an important Fund holding. A bond buyback at a very attractive level by one of the country's largest communications firms had a very positive effect on another of the Fund's holdings.

What strategies and techniques did you employ that specifically affected the Fund's performance?

Our management style attempts to identify relative value opportunities between sectors of the market. Those sectors include Treasuries, agencies, corporates and mortgage-backed securities. Based on our determination that intermediate-maturity corporate bonds offered good value, we overweighted the sector to the benefit of the Fund.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

While we expect interest rates to move higher over the next year as the potential for growth improves, the increase should, in our view, be limited as the Federal Reserve Board has made it clear that they will be slow to raise short-term rates. Low inflation gives Fed policy makers room to keep the target overnight lending rate unchanged until the economy generates consistent job growth over an extended period. With this backdrop, we intend to continue to remain short duration while emphasizing corporate bonds and mortgage-backed securities.
Sincerely,

W. Patrick Sterner, CFA
Manager
Waddell & Reed Advisors
Limited-Term Bond Fund

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

Waddell & Reed Advisors Limited-Term Bond Fund, Class A Shares (1)	$9,833
Citigroup 1-5 Years Treasury/ Government Sponsored/Credit Index	$10,622
Lipper Short-Intermediate Investment Grade Debt Funds Universe Average	$10,760

	Waddell & Reed Advisors Limited- Term Bond Fund, Class A Shares	Citigroup 1-5 Years Treasury/ Government Sponsored/ Credit Index	Lipper Short- Intermediate Investment Grade Debt Funds Universe Average

9-3-02	$9,425	$10,000	$10,000
9-30-02	9,482	10,130	10,301
12-31-02	9,585	10,277	10,435
3-31-03	9,691	10,401	10,559
6-30-03	9,826	10,592	10,758
9-30-03	9,833	10,622	10,760

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

	Class A	Class B	Class C	Class Y

1-year period ended 9-30-03	-0.71%	-1.23%	2.73%	4.10%
5-year period ended 9-30-03	-	-	-	-
10-year period ended 9-30-03	-	-	-	-
Since inception of Class through 9-30-03(3)	-0.09%	-0.61%	3.06%	4.42%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(3)9-3-02 for all classes of shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF LIMITED-TERM BOND FUND

GOAL

Limited-Term Bond Fund

To seek a high level of current income consistent with preservation of capital.

Strategy

Invests primarily in investment-grade securities of United States issuers, including United States government securities, corporate debt securities, collateralized mortgage obligations and other asset-backed securities. The Fund maintains a dollar-weighted average maturity of not less than one year and not more than five years.

Please note that securities issued by U.S. Government-sponsored entities, including the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Banks ("FHLBs") are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government.

Founded

2002

Scheduled Dividend Frequency

Declared daily, paid monthly

Performance Summary - Class A Shares

Per Share Data

For the Fiscal Year Ended September 30, 2003

Dividends paid	$ 0.19

Net asset value on
9-30-03	$10.23
9-30-02	10.05

Change per share	$ 0.18

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF LIMITED-TERM BOND FUND

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)

	Class A		Class B

	With Sales Load(B)	Without Sales Load(C)	With CDSC(D)	Without CDSC(E)
Period

1-year period ended 9-30-03	-0.71%	3.70%	-1.23%	2.78%
5-year period ended 9-30-03	-	-	-	-
10-year period ended 9-30-03	-	-	-	-
Since inception of Class(F)	-0.09%	4.03%	-0.61%	3.11%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data is based on deduction of 4.25% sales load on the initial purchase in the periods.

(C)Performance data does not take into account the sales load deducted on an initial purchase.

(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.

(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.

(F)9-3-02 for Class A shares and Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return (A)

Period	Class C(B)	Class Y(C)

1-year period ended 9-30-03	2.73%	4.10%
5-year period ended 9-30-03	-	-
10-year period ended 9-30-03	-	-
Since inception of Class(D)	3.06%	4.42%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.

(D) 9-3-02 for Class C shares and Class Y shares (the date on which shares were first acquired by shareholders).

Please remember that this is a new fund and thus has a limited amount of historical performance. The performance results reported above may not be an accurate indication of how the Fund will perform over a more extended time period.

SHAREHOLDER SUMMARY OF LIMITED-TERM BOND FUND

Portfolio Highlights

On September 30, 2003, Waddell & Reed Advisors Limited-Term Bond Fund had net assets totaling $140,696,833 invested in a diversified portfolio of:

96.75%	Bonds
3.25%	Cash and Cash Equivalents

As a shareholder of Waddell & Reed Advisors Limited-Term Bond Fund, for every $100 you had invested on September 30, 2003, your Fund owned:
Corporate Debt Securities	$65.42
United States Government Agencies Securities	$22.36
United States Government Securities	$8.97
Cash and Cash Equivalents	$3.25

THE INVESTMENTS OF LIMITED-TERM BOND FUND

September 30, 2003
CORPORATE DEBT SECURITIES	Principal Amount in Thousands	Value

Aircraft - 2.40%

Raytheon Company,
6.75%, 8-15-07	$3,000	$3,381,060

Banks - 3.06%

Citigroup Inc.,
4.125%, 6-30-05	3,000	3,126,123
First Union Corporation,
6.875%, 9-15-05	800	877,454
Union Planters Corporation,
6.25%, 11-1-03	300	301,071

		4,304,648

Beverages - 1.46%

Cadbury Schweppes US Finance LLC,
3.875, 10-1-08 (A)	1,000	1,011,035
Pepsi-Gemex, S.A. de C.V.,
9.75%, 3-30-04	1,000	1,038,750

		2,049,785

Broadcasting - 5.08%

Clear Channel Communications, Inc.,
7.875%, 6-15-05	3,500	3,843,455
Grupo Televisa, S.A.,
8.625%, 8-8-05	2,000	2,202,500
Viacom Inc.,
7.75%, 6-1-05	1,000	1,097,776

		7,143,731

Business Equipment and Services - 2.00%

USA Waste Services, Inc.,
7.125%, 10-1-07	2,500	2,808,335

Capital Equipment - 3.02%

John Deere Capital Corporation:
5.125%, 10-19-06	1,000	1,078,163
4.5%, 8-22-07	3,000	3,164,928

		4,243,091

Finance Companies - 4.25%

General Motors Acceptance Corporation,
6.625%, 10-15-05	2,500	2,663,500
Wells Fargo Financial, Inc.,
7.0%, 11-1-05	3,000	3,314,244

		5,977,744

Food and Related - 4.33%

ConAgra, Inc.,
7.4%, 9-15-04	3,200	3,366,726
Kellogg Company,
4.875%, 10-15-05	2,571	2,728,520

		6,095,246

Forest and Paper Products - 2.62%

Weyerhaeuser Company,
5.5%, 3-15-05	3,510	3,686,332

Household - General Products - 0.70%

CPC International Inc.,
6.15%, 1-15-06	725	788,095
Procter & Gamble Company (The),
8.0%, 11-15-03	200	201,602

		989,697

Insurance - Life - 1.85%

American General Finance Corporation,
7.25%, 5-15-05	930	1,013,641
Lincoln National Corporation,
7.25%, 5-15-05	1,450	1,581,010

		2,594,651

Leisure Time Industry - 2.17%

Walt Disney Company (The),
7.3%, 2-8-05	2,850	3,058,261

Multiple Industry - 8.31%

Alabama Power Company,
7.125%, 8-15-04	415	435,865
Ford Motor Credit Company,
6.7%, 7-16-04	400	413,717
General Electric Capital Corporation,
2.85%, 1-30-06	3,000	3,060,204
Honeywell International Inc.,
6.875%, 10-3-05	700	771,770
Household Finance Corporation,
6.5%, 1-24-06	3,000	3,291,813
National Rural Utilities Cooperative Finance Corporation:
5.25%, 7-15-04	500	514,795
6.125%, 5-15-05	3,000	3,206,409

		11,694,573

Petroleum - Domestic - 2.31%

Anadarko Petroleum Corporation,
5.375%, 3-1-07	3,000	3,254,487

Petroleum - International - 3.43%

Conoco Inc.,
5.9%, 4-15-04	2,586	2,649,564
Petroleos Mexicanos,
8.375%, 3-30-05	2,000	2,172,000

		4,821,564

Railroad - 2.56%

CSX Corporation:
5.85%, 12-1-03	340	342,243
7.25%, 5-1-04	1,510	1,558,213
Union Pacific Corporation,
5.84%, 5-25-04	1,665	1,706,378

		3,606,834

Retail - Food Stores - 0.85%

Safeway Inc.,
7.25%, 9-15-04	1,138	1,196,744

Security and Commodity Brokers - 1.82%

CIT Group, Inc. (The),
5.625%, 5-17-04	2,500	2,564,795

Utilities - Electric - 9.48%

Dominion Resources, Inc.,
7.625%, 7-15-05	3,148	3,455,157
FPL Group Capital Inc:
6.875%, 6-1-04	500	517,824
7.625%, 9-15-06	1,400	1,597,389
Kansas City Power & Light Company,
7.125%, 12-15-05	940	1,039,406
PacifiCorp,
6.75%, 4-1-05	2,985	3,198,102
Wisconsin Energy Corporation,
5.875%, 4-1-06	3,261	3,527,274

		13,335,152

Utilities - Telephone - 3.72%

Compania de Telecomunicaciones de Chile S.A.,
7.625%, 7-15-06	1,500	1,645,065
GTE Corporation,
6.36%, 4-15-06	3,264	3,590,054

		5,235,119

TOTAL CORPORATE DEBT SECURITIES - 65.42%

		$92,041,849

(Cost: $90,804,304)

UNITED STATES GOVERNMENT SECURITIES

Agency Obligations - 1.16%

Federal Home Loan Bank:
5.2%, 10-23-03	200	200,496
5.77%, 2-3-04	600	609,419
Federal Home Loan Mortgage Corporation,
6.95%, 4-1-04	400	411,552
Federal National Mortgage Association,
5.125%, 2-13-04	400	405,884

Total Agency Obligations

		1,627,351

Mortgage-Backed Obligations - 21.20%

Federal Home Loan Mortgage Corporation, Fixed Rate Participation Certificates:
5.5%, 5-1-07	1,262	1,299,610
4.5%, 5-1-10	2,776	2,825,242
4.0%, 10-1-10	3,000	3,001,875
5.5%, 2-1-16	198	204,685
3.5%, 12-15-16	2,585	2,591,934
6.0%, 4-1-17	141	146,989
5.0%, 9-1-17	321	328,738
4.5%, 1-1-18	2,774	2,799,450
5.0%, 1-1-18	553	566,111
4.5%, 2-1-18	2,836	2,862,738
4.5%, 4-1-18	2,771	2,796,431

Federal National Mortgage Association, Fixed Rate Pass-Through Certificates:
6.0%, 6-1-16	70	72,703
5.5%, 1-1-17	299	309,368
5.5%, 2-1-17	337	348,871
6.0%, 5-1-17	71	74,096
5.0%, 12-1-17	454	465,456
5.5%, 1-1-18	2,304	2,385,319
5.0%, 3-1-18	2,800	2,871,247
4.5%, 5-1-18	2,966	2,993,007
Government National Mortgage Association, Fixed Rate Pass-Through Certificates:
5.5%, 10-15-17	215	223,652
5.0%, 12-15-17	640	661,417

Total Mortgage-Backed Obligations

		29,828,939

Treasury Obligations - 8.97%

United States Treasury Bond,
4.75%, 11-15-08	3,000	3,267,774
United States Treasury Notes:
3.5%, 11-15-06	3,000	3,134,649
5.0%, 8-15-11	3,000	3,281,484
3.625%, 5-15-13	3,000	2,944,569

Total Treasury Obligations

		12,628,476

TOTAL UNITED STATES GOVERNMENT SECURITIES - 31.33%

		$44,084,766

(Cost: $43,860,275)

TOTAL SHORT-TERM SECURITIES - 4.08%

		$5,738,661

(Cost: $5,738,661)

TOTAL INVESTMENT SECURITIES - 100.83%

		$141,865,276

(Cost: $140,403,240)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.83%)

		(1,168,443)

NET ASSETS - 100.00%

		$140,696,833

Notes to Schedule of Investments

(A)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2003, the total value of this security amounted to 0.72% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

LIMITED-TERM BOND FUND

September 30, 2003

(In Thousands, Except for Per Share Amounts)

ASSETS

Investment securities - at value (cost-$140,403) (Notes 1 and 3)	$141,865
Cash	84
Receivables:
Interest	1,763
Fund shares sold	387
Prepaid registration fees	51

Total assets	144,150

LIABILITIES

Payable for investment securities purchased	2,990
Payable to Fund shareholders	346
Accrued shareholder servicing (Note 2)	44
Accrued service fee (Note 2)	21
Dividends payable	13
Accrued accounting and administrative services fees (Note 2)	5
Accrued distribution fee (Note 2)	2
Accrued management fee (Note 2)	2
Other	30

Total liabilities	3,453

Total net assets	$140,697

NET ASSETS

$0.01 par value capital stock:
Capital stock	$137
Additional paid-in capital	139,141
Accumulated undistributed income (loss):
Accumulated undistributed net realized loss on investment transactions	(43)
Net unrealized appreciation in value of investments	1,462

Net assets applicable to outstanding units of capital	$140,697

Net asset value per share (net assets divided by shares outstanding):
Class A	$10.23
Class B	$10.23
Class C	$10.23
Class Y	$10.23
Capital shares outstanding:
Class A	10,997
Class B	992
Class C	679
Class Y	1,080
Capital shares authorized	1,500,000

STATEMENT OF OPERATIONS

LIMITED-TERM BOND FUND

For the Fiscal Year Ended September 30, 2003

(In Thousands)

INVESTMENT INCOME

Interest and amortization (Note 1B)	$2,674

Expenses (Note 2):
Investment management fee	426
Shareholder servicing:
Class A	238
Class B	29
Class C	16
Class Y	13
Service fee:
Class A	160
Class B	14
Class C	9
Registration fees	90
Distribution fee:
Class A	9
Class B	42
Class C	27
Accounting and administrative services fees	40
Audit fees	12
Custodian fees	9
Legal fees	2
Other	7

Total	1,143
Less voluntary waiver of investment management fee (Note 2)	(22)

Total expenses	1,121

Net investment income	1,553

REALIZED AND UNREALIZED GAIN (Loss) ON INVESTMENTS (NOTES 1 AND 3)

Realized net loss on investments	(42)
Unrealized appreciation in value of investments
during the period	1,416

Net gain on investments	1,374

Net increase in net assets resulting from operations	$2,927

STATEMENT OF CHANGES IN NET ASSETS

LIMITED-TERM BOND FUND

(In Thousands)

	For the fiscal year ended September 30, 2003	For the fiscal period from September 3, 2002(1) to September 30, 2002

INCREASE IN NET ASSETS

Operations:
Net investment income	$1,553	$10
Realized net loss on investments	(42)	(1)
Unrealized appreciation	1,416	46

Net increase in net assets resulting from operations	2,927	55

Dividends to shareholders from net investment income (Note 1D):(2)
Class A	(1,260)	(2)
Class B	(55)	- *
Class C	(36)	- *
Class Y	(202)	(8)

	(1,553)	(10)

Capital share transactions (Note 5)	128,201	11,077

Total increase	129,575	11,122
NET ASSETS

Beginning of period	11,122	-

End of period	$140,697	$11,122

Undistributed net investment income	$-	$-

*Not shown due to rounding. (1)Commencement of operations. (2)See "Financial Highlights" on pages 36 - 39.

FINANCIAL HIGHLIGHTS

LIMITED-TERM BOND FUND

Class A Shares

For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended 9-30-03	For the period from 9-3-02(1) through 9-30-02

Net asset value, beginning of period	$10.05	$10.00

Income from investment operations:
Net investment income	0.19	0.01
Net realized and unrealized gain on investments	0.18	0.05

Total from investment operations	0.37	0.06

Less dividends declared from net investment income	(0.19)	(0.01)

Net asset value, end of period	$10.23	$10.05

Total return(2)	3.70%	0.61%
Net assets, end of period (in millions)	$113	$4
Ratio of expenses to average net assets including voluntary expense waiver	1.25%	0.09	%(3)
Ratio of net investment income to average net assets including voluntary expense waiver	1.87%	0.13	%(3)
Ratio of expenses to average net assets excluding voluntary expense waiver	1.28%	0.59	%(3)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	1.84%	-0.37	%(3)
Portfolio turnover rate	24.07%	2.60%

(1)Commencement of operations of the class. (2)Total return calculated without taking into account the sales load deducted on an initial purchase. (3)Annualized.

FINANCIAL HIGHLIGHTS

LIMITED-TERM BOND FUND

Class B Shares

For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended 9-30-03	For the period from 9-3-02(1) through 9-30-02

Net asset value, beginning of period	$10.05	$10.00

Income from investment operations:
Net investment income	0.10	0.01
Net realized and unrealized gain on investments	0.18	0.05

Total from investment operations	0.28	0.06

Less dividends declared from net investment income	(0.10)	(0.01)

Net asset value, end of period	$10.23	$10.05

Total return	2.78%	0.55%
Net assets, end of period (000's omitted)	$10,155	$309
Ratio of expenses to average net assets including voluntary expense waiver	2.15%	0.15	%(2)
Ratio of net investment income to average net assets including voluntary expense waiver	0.97%	0.07	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	2.18%	0.65	%(2)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	0.94%	-0.43	%(2)
Portfolio turnover rate	24.07%	2.60%

(1)Commencement of operations of the class. (2)Annualized.

FINANCIAL HIGHLIGHTS

LIMITED-TERM BOND FUND

Class C Shares

For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended 9-30-03	For the period from 9-3-02(1) through 9-30-02

Net asset value, beginning of period	$10.05	$10.00

Income from investment operations:
Net investment income	0.09	0.01
Net realized and unrealized gain on investments	0.18	0.05

Total from investment operations	0.27	0.06

Less dividends declared from net investment income	(0.09)	(0.01)

Net asset value, end of period	$10.23	$10.05

Total return	2.73%	0.55%
Net assets, end of period (000's omitted)	$6,946	$66
Ratio of expenses to average net assets including voluntary expense waiver	2.11%	0.15	%(2)
Ratio of net investment income to average net assets including voluntary expense waiver	1.01%	0.07	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	2.14%	0.65	%(2)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	0.98%	-0.43	%(2)
Portfolio turnover rate	24.07%	2.60%

(1)Commencement of operations of the class. (2)Annualized.

FINANCIAL HIGHLIGHTS

LIMITED-TERM BOND FUND

Class Y Shares

For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended 9-30-03	For the period from 9-3-02(1) through 9-30-02

Net asset value, beginning of period	$10.05	$10.00

Income from investment operations:
Net investment income	0.23	0.01
Net realized and unrealized gain on investments	0.18	0.05

Total from investment operations	0.41	0.06

Less dividends declared from net investment income	(0.23)	(0.01)

Net asset value, end of period	$10.23	$10.05

Total return	4.10%	0.63%
Net assets, end of period (in millions)	$11	$7
Ratio of expenses to average net assets including voluntary expense waiver	0.88%	0.07	%(2)
Ratio of net investment income to average net assets including voluntary expense waiver	2.27%	0.13	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	0.91%	0.57	%(2)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	2.24%	-0.37	%(2)
Portfolio turnover rate	24.07%	2.60%

(1)Commencement of operations of the class. (2)Annualized.

NOTES TO FINANCIAL STATEMENTS

September 30, 2003

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Fixed Income Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues two series of capital shares; each series represents ownership of a separate mutual fund. The assets belonging to each Fund are held separately by the custodian. The capital shares of each Fund represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Restricted securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.
B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis and includes differences between cost and face amount on principal reductions of securities. See Note 3 - Investment Security Transactions.
C. Federal income taxes - It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.
D. Dividends and distributions - For each Fund, all of that Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.
E. Repurchase agreements - Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Corporation's custodian bank.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Corporation's investment manager. The Corporation pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by each Fund at the following annual rates:

Fund	Net Asset Breakpoints	Annual Rate

Government Securities Fund	Up to $500 Million	0.500%
	Over $500 Million up to $1 Billion	0.450%
	Over $1 Billion up to $1.5 Billion	0.400%
	Over $1.5 Billion	0.350%

Limited-Term Bond Fund	Up to $500 Million	0.500%
	Over $500 Million up to $1 Billion	0.450%
	Over $1 Billion up to $1.5 Billion	0.400%
	Over $1.5 Billion	0.350%

However, WRIMCO has agreed to waive a Fund's management fee on any day that the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver. During the period ended September 30, 2003, WRIMCO voluntarily waived its fee of $22,123 for Limited-Term Bond Fund.

Each Fund also reimbursed WRIMCO for certain expenses, including additional Fund-related security costs incurred by WRIMCO as a result of the September 11, 2001 terrorist activities. The amount reimbursed represents the Fund's share of incremental security-related costs including the cost of using private transportation for WRIMCO's personnel in lieu of commercial transportation, certain security-related personnel and facilities costs. At September 30, 2003, additional security costs amounted to $22,767, which are included in other expenses.

The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Corporation, including maintenance of each Fund's records, pricing of each Fund's shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. Prior to July 1, 2003, for these services, each of the Funds paid WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee
Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,000
From	$25 to	$50	$22,000
From	$50 to	$100	$33,000
From	$100 to	$200	$44,000
From	$200 to	$350	$55,000
From	$350 to	$550	$66,000
From	$550 to	$750	$77,000
From	$750 to	$1,000	$93,500
	$1,000 and Over		$110,000

After July 1, 2003, for these services, each of the Funds pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee
Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

In addition, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

Each Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Corporation pays WRSCO a per account charge for shareholder servicing. The monthly fee is as follows for each Fund: $1.6958 for each shareholder account which was in existence at any time during the prior month and, for Class A shares, $.75 for each shareholder check drawn on the checking account of the Fund. With respect to Class Y shares, the Corporation pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Corporation also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Corporation's shares, W&R receives gross sales commissions (which are not an expense of the Corporation) for Class A shares. A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B and Class C shares and is paid to W&R. During the period ended September 30, 2003, W&R received the following amounts in gross sales commissions and deferred sales charges.

	Gross Sales Commissions	CDSC
		Class B	Class C

Government Securities Fund	$1,772,026	$120,022	$13,929
Limited-Term Bond Fund	656,787	15,374	1,714

With respect to Class A, Class B and Class C shares, W&R pays sales commissions and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses. During the period ended September 30, 2003, W&R paid the following amounts: Government Securities Fund - $1,346,854 and Limited-Term Bond Fund - $516,382.

Under a Distribution and Service Plan for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Corporation for Class B and Class C shares, respectively, each Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Corporation paid Directors' fees of $23,619, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Security Transactions

Investment securities transactions for the period ended September 30, 2003 are summarized as follows:

	Government Securities Fund	Limited-Term Bond Fund

Purchases of investment securities, excluding short-term and United States Government securities	$-	$91,123,638
Purchases of United States Government securities	366,567,740	56,704,573
Purchases of short-term securities	5,975,427,000	348,834,860
Proceeds from maturities and sales of investment securities, excluding short-term and United States Government securities	-	4,305,812
Proceeds from United States Government securities	359,251,777	14,921,373
Proceeds from maturities and sales of short-term securities	5,989,053,000	347,040,796

For Federal income tax purposes, cost of investments owned at September 30, 2003 and the related appreciation (depreciation) were as follows:

	Cost	Appreciation	Depreciation	Aggregate Appreciation

Government Securities Fund	$337,798,738	$10,978,397	$987,807	$9,990,590
Limited-Term Bond Fund	140,403,240	1,570,644	108,608	1,462,036

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Funds' distributed and undistributed earnings and profit for the fiscal year ended September 30, 2003 and the related capital loss carryover and post-October activity were as follows:

	Government Securities Fund	Limited- Term Bond Fund

Net ordinary income	$14,893,771	$1,553,413
Distributed ordinary income	14,861,251	1,540,705
Undistributed ordinary income	79,456	13,239

Realized long-term capital gains	1,071,996	-
Distributed long-term capital gains	-	-
Undistributed long-term capital gains	1,071,996	-

Capital loss carryover	-	-

Post-October losses deferred	-	43,423

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

NOTE 5 - Multiclass Operations

Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock for the fiscal year ended September 30, 2003 are summarized below. Amounts are in thousands.

	Government Securities Fund	Limited- Term Bond Fund

Shares issued from sale of shares:
Class A	34,465	13,520
Class B	3,308	1,190
Class C	2,621	876
Class Y	400	501
Shares issued from reinvestment of dividends:
Class A	2,124	121
Class B	157	5
Class C	119	3
Class Y	48	20
Shares redeemed:
Class A	(36,866)	(3,062)
Class B	(3,232)	(234)
Class C	(3,067)	(207)
Class Y	(1,098)	(92)
Increase (decrease) in outstanding capital shares	(1,021)	12,641

Value issued from sale of shares:
Class A	$198,292	$137,198
Class B	19,022	12,077
Class C	15,082	8,897
Class Y	2,292	5,078
Value issued from reinvestment of dividends:
Class A	12,188	1,228
Class B	899	54
Class C	681	35
Class Y	273	201
Value redeemed:
Class A	(211,401)	(31,149)
Class B	(18,543)	(2,382)
Class C	(17,562)	(2,105)
Class Y	(6,378)	(931)
Increase (decrease) in outstanding capital	$(5,155)	$128,201

Transactions in capital stock for the fiscal period ended September 30, 2002 are summarized below. Amounts are in thousands.

	Government Securities Fund	Limited- Term Bond Fund

Shares issued from sale of shares:
Class A	36,410	418
Class B	4,103	31
Class C	4,920	7
Class Y	2,371	657
Shares issued from reinvestment of dividends:
Class A	1,535	-	*
Class B	93	-	*
Class C	88	-	*
Class Y	69	1
Shares redeemed:
Class A	(15,653)	-	*
Class B	(1,046)	-
Class C	(2,415)	-	*
Class Y	(1,562)		(7)
Increase in outstanding capital shares	28,913	1,107

Value issued from sale of shares:
Class A	$205,281	$4,190
Class B	23,081	308
Class C	27,614	65
Class Y	13,252	6,572
Value issued from reinvestment of dividends:
Class A	8,607	1
Class B	522	-	*
Class C	493	-	*
Class Y	389	8
Value redeemed:
Class A	(87,936)	-	*
Class B	(5,861)	-
Class C	(13,591)	-	*
Class Y	(8,927)		(67)
Increase in outstanding capital	$162,924	$11,077

*Not shown due to rounding.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Fixed Income Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Waddell & Reed Advisors Government Securities Fund and Waddell & Reed Advisors Limited-Term Bond Fund (collectively the "Funds") comprising Waddell & Reed Advisors Fixed Income Funds, Inc., as of September 30, 2003, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended for Waddell & Reed Advisors Government Securities Fund and for the year ended September 30, 2003 and for the fiscal period from September 3, 2002 (commencement of operations) to September 30, 2002 for Waddell & Reed Advisors Limited-Term Bond Fund, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Fixed Income Funds, Inc. as of September 30, 2003, the results of their operations for the fiscal year then ended, the changes in net assets for each of the two fiscal years in the period then ended for Waddell & Reed Advisors Government Securities Fund and for the year ended September 30, 2003 and for the fiscal period from September 3, 2002 to September 30, 2002 for Waddell & Reed Advisors Limited-Term Bond Fund, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
November 7, 2003

INCOME TAX INFORMATION

September 30, 2003

Dividends are declared and recorded by each Fund on each day the New York Stock Exchange is open for business. Dividends are paid monthly usually on the 27th of the month or on the preceding business day if the 27th is a weekend or holiday.

The dividends are not eligible for the dividend received deduction.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from each Fund.

The Board of Directors of Waddell & Reed Advisors
Fixed Income Funds, Inc.

The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Advisors Fund Complex and the Ivy Family of Funds. The Advisors Fund Complex is comprised of each of the funds in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. The Ivy Family of Funds is comprised of each of the funds in the Ivy Funds, Inc. and the Ivy Funds, a Massachusetts business trust.

Each of the individuals listed below serves as a director for each of the portfolios within the Advisors Fund Complex, with the exception of Robert L. Hechler, who is not a Director for each of the funds in the W&R Target Funds, Inc. Eleanor B. Schwartz, Joseph Harroz, Jr., Henry J. Herrmann and Keith A. Tucker also serve as directors or trustees of each of the funds in the Ivy Family of Funds.

Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly owned subsidiaries, including W&R, WRIMCO and WRSCO.

Disinterested Directors

James M. Concannon (56)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School (1988 to present); Dean, Washburn Law School (1988 to 2001)
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm

John A. Dillingham (64)
4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Other Directorships held by Director: Chairman, Kansas City Municipal Assistance Corp., a bonding authority; Director, Salvation Army

David P. Gardner (70)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1998
Principal Occupation During Past 5 Years: President, William and Flora Hewlett Foundation (1993 to 1999)
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp. and The Salzburg Seminar

Linda K. Graves (50)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1995
Principal Occupation During Past 5 Years: Shareholder/Attorney, Levy & Craig, P.C. (on leave of absence, 1994 to present); First Lady of Kansas (1995 to 2003);
Other Directorships held by Director: None

Joseph Harroz, Jr. (36)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 68
Director since: 1998
Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)
Other Directorships held by Director: None

John F. Hayes (83)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1988
Principal Occupation During Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.

Glendon E. Johnson (79)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1971
Principal Occupations During Past 5 Years: formerly, Chief Executive Officer and Director, John Alden Financial Corp. (1987 to 1998)
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (66)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 68
Director since: 1995
Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); Chancellor, University of Missouri at Kansas City (1991 to 1999)
Other Directorships held by Director: None

Frederick Vogel III (68)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1971
Principal Occupation During Past 5 Years: Retired
Other Directorships held by Director: None

Interested Directors

Robert L. Hechler (66)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer
Number of portfolios overseen by Director: 24
Director since: 1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to 2003); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director: None

Henry J. Herrmann (60)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President
Number of portfolios overseen by Director: 68
Director since: 1998; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President, Chief Executive Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR (2002 to present); President of each of the Funds in the Fund Complex (2001 to present); Director of each of the Funds in the Fund Complex (1998 to present); President of Ivy Fund (2002 to present); Treasurer of WDR (1998 to 1999)
Other Directorships held by Director: Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Chairman of the Board and Director, Ivy Services, Inc. (ISI) an affiliate of WDR; Director of W&R; Director of WRIMCO

Frank J. Ross, Jr. (50)
Polsinelli, Shalton & Welte, 700 West 47th Street, Suite 1000, Kansas City, MO 64112
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, a law firm (1980 to present)
Other Directorships held by Director: Director, Columbian Bank & Trust

Keith A. Tucker (58)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Number of portfolios overseen by Director: 68
Director since: 1993; Chairman of the Board of Directors since: 1998
Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors, Director and Chief Executive Officer of WDR (1998 to present); Chairman of the Board of Directors and Director of W&R, WRIMCO and WRSCO (1993 to present); Chairman of the Board of Directors of each of the Funds in the Fund Complex (1998 to present); Director of each of the Funds in the Fund Complex (1993 to present); Principal Financial Officer of WDR (1998 to 1999); Vice Chairman of the Board of Directors of Torchmark Corporation (1991 to 1998);
Other Directorships held by Director: None

Officers

Theodore W. Howard (61)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Officer since: Treasurer and Principal Accounting Officer since 1976; Vice President since 1987; Principal Financial Officer since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of Ivy Fund (2002 to present); Treasurer of Ivy Fund (since 2003); Assistant Treasurer of Ivy Fund (2002 to 2003); Vice President of WRSCO (1988 to 2001)
Directorships held: None

Kristen A. Richards (35)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Secretary and Associate General Counsel
Officer since: Vice President, Secretary and Associate General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President and Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Secretary of Ivy Fund (2002 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000); Compliance Officer of WRIMCO (1995 to 1998)
Directorships held: None

Daniel C. Schulte (37)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Assistant Secretary and General Counsel
Officer since: Vice President, Assistant Secretary and General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Vice President and General Counsel of WDR (2000 to present); Assistant Secretary of WDR (2003 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Senior Vice President of ISI (2002 to present); Senior Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Assistant Secretary of Ivy Fund (2002 to present); Secretary of WDR (2000 to 2003); an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. (1994 to 1998)
Directorships held: None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds, Ivy Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-  4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

This page for your notes and calculations.

This page for your notes and calculations.

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund, Inc.

FOR MORE INFORMATION:

Contact your financial advisor, or your
local office as listed on your
Account Statement, or contact:

WADDELL & REED
CLIENT SERVICES
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, KS 66201-9217
(888) WADDELL
(888) 923-3355
Our INTERNET address is:
http://www.waddell.com
For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.

ITEM 2. CODE OF ETHICS.

As of September 30, 2003, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing date of this report, the Registrant's Principal Executive Officer and Principal Financial Officer have concluded that such controls and procedures are effective.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred over the Registrant's last fiscal half-year that has affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Attached hereto as Exhibit 99.CODE.

(b)(1) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002.

Attached hereto as Exhibit 99.CERT.

(b)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002.

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Fixed Income Funds, Inc.
(Registrant)

By: /s/Kristen A. Richards
------------------------------
Kristen A. Richards, Vice President and Secretary

Date: December 5, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Henry J. Herrmann
------------------------------
Henry J. Herrmann, President and Principal Executive Officer

Date: December 5, 2003

By: /s/Theodore W. Howard
------------------------------
Theodore W. Howard, Treasurer and Principal Financial Officer

Date: December 5, 2003